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                                                                Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



The Board of Directors of
iNLiTE Computers Incorporated




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 21, 2002 in the Registration Statement on Form SB-2 (File No. 333-87208) and related Prospectus of iNLiTE Computers Incorporated.




                                          /s/ Mahoney Cohen & Company, CPA, P.C.



New York, New York
October 3, 2002